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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08415

Evergreen Fixed Income Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making a semi-annual filing for two of its series, Evergreen High Income Fund and Evergreen Institutional Mortgage Portfolio, for the six months ended October 31, 2008. These series have April 30 fiscal year end.

Date of reporting period: October 31, 2008

Item 1 - Reports to Stockholders.

Evergreen High Income Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
27	STATEMENT OF ASSETS AND LIABILITIES
28	STATEMENT OF OPERATIONS
29	STATEMENTS OF CHANGES IN NET ASSETS
31	NOTES TO FINANCIAL STATEMENTS
41	ADDITIONAL INFORMATION
48	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen High Income Fund for the six-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both domestic and foreign markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of a percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to 1.00%. In November 2008, the federal government provided U.S.-based Citigroup with a second massive

LETTER TO SHAREHOLDERS continued

capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a rapidly changing market environment. The teams supervising Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Institutional Mortgage Portfolio focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the managers of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period of growing risk aversion.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Manager:

Andrew Cestone

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/21/1998	4/14/1998

Nasdaq symbol	EKHAX	EKHBX	EKHCX	EKHYX

6-month return with sales charge	-26.94%	-27.18%	-24.24%	N/A

6-month return w/o sales charge	-23.21%	-23.50%	-23.50%	-23.11%

Average annual return*

1-year with sales charge	-27.83%	-28.39%	-25.60%	N/A

1-year w/o sales charge	-24.33%	-24.90%	-24.90%	-24.14%

5-year	-1.38%	-1.41%	-1.12%	-0.13%

10-year	2.54%	2.28%	2.28%	3.31%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen High Income Fund Class A shares versus a similar investment in the Merrill Lynch High Yield Master Index† (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Loans are subject to risks similar to those associated with other below investment grade bond investments, such as credit risk (e.g. risk of issuer default), below investment grade bond risk (e.g. risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

† Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of October 31, 2008, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

The example illustrates your fund’s costs in two ways:

•	Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

•	Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$767.94	$4.90
Class B	$1,000.00	$764.98	$8.23
Class C	$1,000.00	$764.98	$8.23
Class I	$1,000.00	$768.94	$3.61
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.66	$5.60
Class B	$1,000.00	$1,015.88	$9.40
Class C	$1,000.00	$1,015.88	$9.40
Class I	$1,000.00	$1,021.12	$4.13

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C and 0.81% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2008 (unaudited)	Year Ended April 30,

CLASS A		2008	2007	2006	2005	2004

Net asset value, beginning of period	$3.13	$3.40	$3.31	$3.32	$3.43	$3.30

Income from investment operations
Net investment income (loss)	0.13	0.25	0.24 [1]	0.23	0.24	0.25
Net realized and unrealized gains or losses on investments	(0.84)	(0.28)	0.09	0	(0.10)	0.14

Total from investment operations	(0.71)	(0.03)	0.33	0.23	0.14	0.39

Distributions to shareholders from
Net investment income	(0.12)	(0.24)	(0.24)	(0.24)	(0.25)	(0.26)

Net asset value, end of period	$2.30	$3.13	$3.40	$3.31	$3.32	$3.43

Total return[2]	(23.21)%	(0.92)%	10.35%	7.01%	4.14%	12.25%

Ratios and supplemental data
Net assets, end of period (thousands)	$186,764	$270,758	$335,411	$388,523	$467,714	$530,526
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.10%[3]	1.07%	1.06%	1.04%	1.04%	1.01%
Expenses excluding waivers/reimbursements and expense reductions	1.18%[3]	1.12%	1.10%	1.05%	1.04%	1.02%
Net investment income (loss)	8.66%[3]	7.82%	7.19%	6.95%	7.16%	7.42%
Portfolio turnover rate	62%	110%	48%	67%	65%	71%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2008 (unaudited)	Year Ended April 30,

CLASS B		2008	2007	2006	2005	2004

Net asset value, beginning of period	$3.13	$3.40	$3.31	$3.32	$3.43	$3.30

Income from investment operations
Net investment income (loss)	0.11	0.22	0.21 [1]	0.21 [1]	0.22	0.23 [1]
Net realized and unrealized gains or losses on investments	(0.83)	(0.28)	0.09	(0.01)[2]	(0.10)	0.14

Total from investment operations	(0.72)	(0.06)	0.30	0.20	0.12	0.37

Distributions to shareholders from
Net investment income	(0.11)	(0.21)	(0.21)	(0.21)	(0.23)	(0.24)

Net asset value, end of period	$2.30	$3.13	$3.40	$3.31	$3.32	$3.43

Total return[3]	(23.50)%	(1.65)%	9.55%	6.27%	3.42%	11.46%

Ratios and supplemental data
Net assets, end of period (thousands)	$64,927	$108,327	$150,609	$176,663	$211,950	$247,741
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.85%[4]	1.82%	1.80%	1.75%	1.74%	1.72%
Expenses excluding waivers/reimbursements and expense reductions	1.93%[4]	1.82%	1.80%	1.75%	1.74%	1.72%
Net investment income (loss)	7.89%[4]	7.06%	6.46%	6.25%	6.46%	6.71%
Portfolio turnover rate	62%	110%	48%	67%	65%	71%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2008	Year Ended April 30,

CLASS C	(unaudited)	2008	2007	2006	2005	2004

Net asset value, beginning of period	$3.13	$3.40	$3.31	$3.32	$3.43	$3.30

Income from investment operations
Net investment income (loss)	0.12	0.22	0.21 [1]	0.21	0.22	0.23
Net realized and unrealized gains or losses on investments	(0.84)	(0.28)	0.09	(0.01)[2]	(0.10)	0.14

Total from investment operations	(0.72)	(0.06)	0.30	0.20	0.12	0.37

Distributions to shareholders from
Net investment income	(0.11)	(0.21)	(0.21)	(0.21)	(0.23)	(0.24)

Net asset value, end of period	$2.30	$3.13	$3.40	$3.31	$3.32	$3.43

Total return[3]	(23.50)%	(1.65)%	9.55%	6.27%	3.42%	11.46%

Ratios and supplemental data
Net assets, end of period (thousands)	$76,971	$118,638	$161,941	$201,975	$281,810	$381,525
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.85%[4]	1.82%	1.80%	1.75%	1.74%	1.72%
Expenses excluding waivers/reimbursements and expense reductions	1.93%[4]	1.82%	1.80%	1.75%	1.74%	1.72%
Net investment income (loss)	7.90%[4]	7.06%	6.46%	6.25%	6.47%	6.72%
Portfolio turnover rate	62%	110%	48%	67%	65%	71%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2008 (unaudited)	Year Ended April 30,

CLASS I		2008	2007	2006	2005	2004

Net asset value, beginning of period	$3.13	$3.40	$3.31	$3.32	$3.43	$3.30

Income from investment operations
Net investment income (loss)	0.14 [1]	0.26	0.25 [1]	0.24	0.26	0.26
Net realized and unrealized gains or losses on investments	(0.84)	(0.29)	0.09	0	(0.11)	0.14

Total from investment operations	(0.70)	(0.03)	0.34	0.24	0.15	0.40

Distributions to shareholders from
Net investment income	(0.13)	(0.24)	(0.25)	(0.25)	(0.26)	(0.27)

Net asset value, end of period	$2.30	$3.13	$3.40	$3.31	$3.32	$3.43

Total return	(23.11)%	(0.66)%	10.65%	7.33%	4.45%	12.58%

Ratios and supplemental data
Net assets, end of period (thousands)	$95,221	$25,729	$27,147	$50,365	$60,412	$37,894
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.81%[2]	0.82%	0.80%	0.75%	0.74%	0.72%
Expenses excluding waivers/reimbursements and expense reductions	0.89%[2]	0.82%	0.80%	0.75%	0.74%	0.72%
Net investment income (loss)	10.19%[2]	8.05%	7.42%	7.23%	7.46%	7.73%
Portfolio turnover rate	62%	110%	48%	67%	65%	71%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2008 (unaudited)

	Principal Amount	Value

ASSET-BACKED SECURITIES 0.3%
GSAA Home Equity Trust, Ser. 2007-5, Class 1AV1, FRN, 3.36%, 03/25/2047 (cost $1,479,136)	$1,681,440	$1,420,447

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.2%
FIXED-RATE 0.2%
Banc of America Comml. Mtge. Securities, Inc., Ser. 2007-04, Class A4, 5.74%, 02/10/2051 (cost $930,566)	1,070,000	806,485

CORPORATE BONDS 63.2%
CONSUMER DISCRETIONARY 11.5%
Auto Components 1.0%
Cooper Standard Automotive, Inc.:
7.00%, 12/15/2012	305,000	193,675
8.375%, 12/15/2014	690,000	293,250
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	2,905,000	1,467,025
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015	1,394,000	1,115,200
Metaldyne Corp.:
10.00%, 11/01/2013	5,605,000	1,205,075
11.00%, 06/15/2012	937,000	98,385

		4,372,610

Automobiles 1.2%
Ford Motor Co.:
7.70%, 05/15/2097	6,825,000	2,013,375
7.875%, 06/15/2010	1,010,000	678,823
General Motors Corp.:
6.75%, 12/01/2014	395,000	199,679
7.20%, 01/15/2011	3,400,000	1,385,500
8.25%, 07/15/2023	1,785,000	580,125
8.375%, 07/15/2033	115,000	37,950

		4,895,452

Diversified Consumer Services 0.3%
Carriage Services, Inc., 7.875%, 01/15/2015	880,000	739,200
Service Corporation International, 6.75%, 04/01/2015	50,000	39,625
Sotheby’s, 7.75%, 06/15/2015 144A	490,000	319,211

		1,098,036

Hotels, Restaurants & Leisure 2.1%
Boyd Gaming Corp., 7.75%, 12/15/2012	85,000	70,125
Caesars Entertainment, Inc.:
7.875%, 03/15/2010	2,120,000	1,208,400
8.125%, 05/15/2011	735,000	264,600
Fontainebleau Las Vegas Holdings, LLC, 10.25%, 06/15/2015 144A	2,082,000	291,480
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	960,000	427,200
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	2,130,000	1,043,700
MGM MIRAGE, 8.50%, 09/15/2010	480,000	334,800
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	262,000	239,730

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure continued
Seneca Gaming Corp., 7.25%, 05/01/2012	$1,200,000	$810,000
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	1,855,000	918,225
Six Flags, Inc.:
8.875%, 02/01/2010	237,000	111,983
9.625%, 06/01/2014	319,000	94,105
12.25%, 07/15/2016 144A	1,000	535
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015	6,545,000	1,718,062
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	1,390,000	1,115,475

		8,648,420

Household Durables 2.6%
Centex Corp., 5.80%, 09/15/2009	1,575,000	1,409,625
D.R. Horton, Inc.:
4.875%, 01/15/2010	760,000	655,500
8.00%, 02/01/2009	1,370,000	1,328,900
9.75%, 09/15/2010	1,895,000	1,786,037
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010	1,235,000	981,825
6.50%, 01/15/2014	414,000	126,270
8.00%, 04/01/2012	440,000	189,200
11.50%, 05/01/2013 144A	205,000	167,075
Lennar Corp.:
5.125%, 10/01/2010	1,870,000	1,430,550
7.625%, 03/01/2009	715,000	657,800
Libbey, Inc., FRN, 9.93%, 06/01/2011	1,595,000	1,036,750
Meritage Homes Corp., 7.00%, 05/01/2014	1,320,000	811,800
Pulte Homes, Inc.:
7.875%, 08/01/2011	205,000	174,763
8.125%, 03/01/2011	465,000	406,875

		11,162,970

Internet & Catalog Retail 0.1%
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016 144A	540,000	456,300

Media 2.1%
Charter Communications, Inc.:
8.00%, 04/30/2012 144A	280,000	217,000
10.875%, 09/15/2014 144A	3,530,000	2,885,775
CSC Holdings, Inc., 7.625%, 04/01/2011	870,000	804,750
DIRECTV Holdings, LLC, 7.625%, 05/15/2016 144A	50,000	42,250
Idearc, Inc., 8.00%, 11/15/2016	4,715,000	677,781
Ion Media Networks, Inc., FRN:
8.00%, 01/15/2012 144A	650,000	360,750
11.00%, 01/15/2013 144A	2,237,074	788,569

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Lamar Media Corp.:
6.625%, 08/15/2015	$5,000	$3,700
7.25%, 01/01/2013	215,000	169,850
Mediacom, LLC, 7.875%, 02/15/2011	505,000	431,775
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A	1,391,000	549,445
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	1,015,000	839,912
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013	1,460,000	459,900
XM Satellite Radio Holdings, Inc., 13.00%, 08/01/2013 144A	1,350,000	519,750
Young Broadcasting, Inc.:
8.75%, 01/15/2014	1,815,000	138,394
10.00%, 03/01/2011	1,540,000	123,200

		9,012,801

Multiline Retail 0.2%
Macy’s, Inc., 7.875%, 07/15/2015	505,000	380,535
Neiman Marcus Group, Inc., 9.00%, 10/15/2015 ρ	830,000	572,700

		953,235

Specialty Retail 0.9%
American Achievement Corp., 8.25%, 04/01/2012 144A	2,890,000	2,897,225
AutoZone, Inc., 6.50%, 01/15/2014	75,000	65,206
Best Buy Co., Inc., 6.75%, 07/15/2013 144A	425,000	400,580
Home Depot, Inc., 5.875%, 12/16/2036	630,000	377,763

		3,740,774

Textiles, Apparel & Luxury Goods 1.0%
AAC Group Holdings Corp., Step Bond, 10.25%, 10/01/2012 ††	435,000	415,425
Oxford Industries, Inc., 8.875%, 06/01/2011	4,680,000	3,861,000

		4,276,425

CONSUMER STAPLES 0.6%
Food Products 0.6%
Dean Foods Co., 6.625%, 05/15/2009	245,000	237,037
Del Monte Foods Co.:
6.75%, 02/15/2015	265,000	219,950
8.625%, 12/15/2012	1,353,000	1,231,230
Pilgrim’s Pride Corp., 7.625%, 05/01/2015	1,105,000	381,225
Smithfield Foods, Inc., 7.75%, 07/01/2017 ρ	50,000	31,750
Tyson Foods, Inc., 7.35%, 04/01/2016	650,000	484,716

		2,585,908

Personal Products 0.0%
Central Garden & Pet Co., 9.125%, 02/01/2013	190,000	116,850

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY 8.1%
Energy Equipment & Services 1.4%
Bristow Group, Inc., 7.50%, 09/15/2017	$1,460,000	$1,102,300
GulfMark Offshore, Inc., 7.75%, 07/15/2014	1,260,000	938,700
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	2,175,000	1,609,500
Parker Drilling Co., 9.625%, 10/01/2013	727,000	610,680
PHI, Inc., 7.125%, 04/15/2013	1,990,000	1,472,600

		5,733,780

Oil, Gas & Consumable Fuels 6.7%
Chesapeake Energy Corp., 6.875%, 01/15/2016	4,740,000	3,827,550
Delta Petroleum Corp., 7.00%, 04/01/2015	1,975,000	943,062
El Paso Corp.:
7.00%, 06/15/2017	280,000	215,097
7.25%, 06/01/2018	20,000	15,100
7.42%, 02/15/2037	1,285,000	842,995
Encore Acquisition Co.:
6.00%, 07/15/2015	1,955,000	1,290,300
6.25%, 04/15/2014	75,000	53,250
Exco Resources, Inc., 7.25%, 01/15/2011	2,840,000	2,314,600
Ferrellgas Partners, LP, 6.75%, 05/01/2014 144A	1,885,000	1,347,775
Forest Oil Corp.:
7.25%, 06/15/2019	595,000	407,575
7.25%, 06/15/2019 144A	1,130,000	774,050
Frontier Oil Corp., 6.625%, 10/01/2011	835,000	743,150
Newfield Exploration Co.:
6.625%, 04/15/2016	985,000	733,825
7.125%, 05/15/2018	730,000	519,213
Peabody Energy Corp.:
5.875%, 04/15/2016	3,890,000	3,014,750
7.875%, 11/01/2026	665,000	523,687
Petrohawk Energy Corp., 7.875%, 06/01/2015 144A	2,990,000	2,040,675
Plains Exploration & Production Co.:
7.625%, 06/01/2018	815,000	537,900
7.75%, 06/15/2015	295,000	216,825
Quicksilver Resources, Inc., 8.25%, 08/01/2015	825,000	577,500
Sabine Pass LNG, LP:
7.25%, 11/30/2013	4,121,000	2,946,515
7.50%, 11/30/2016	25,000	17,375
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	380,000	254,600
Southwestern Energy Co., 7.50%, 02/01/2018 144A	420,000	346,500
Stallion Oilfield Services, Ltd., 9.75%, 02/01/2015 144A	710,000	337,250
Tesoro Corp., 6.50%, 06/01/2017	3,060,000	2,065,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Williams Cos.:
7.125%, 09/01/2011	$30,000	$27,017
8.125%, 03/15/2012	1,775,000	1,624,125

		28,557,761

FINANCIALS 12.5%
Capital Markets 1.2%
E*TRADE Financial Corp.:
7.375%, 09/15/2013	45,000	29,025
8.00%, 06/15/2011 ρ	50,000	37,750
12.50%, 11/30/2017	200,000	181,000
12.50%, 11/30/2017 144A	1,160,000	1,026,600
Goldman Sachs Group, Inc.:
5.125%, 01/15/2015	195,000	162,027
6.15%, 04/01/2018	2,106,000	1,747,538
Lehman Brothers Holdings, Inc., 6.875%, 05/02/2018 •	400,000	54,000
Morgan Stanley:
6.625%, 04/01/2018	2,110,000	1,758,362
FRN, 5.23%, 10/15/2015	400,000	263,911

		5,260,213

Consumer Finance 8.0%
American Express Credit Co., 7.30%, 08/20/2013	1,265,000	1,117,653
CCH II Capital Corp., 10.25%, 09/15/2010	3,405,000	2,383,500
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010 ##	6,840,000	5,078,590
5.80%, 01/12/2009	1,865,000	1,729,261
7.375%, 10/28/2009	895,000	743,100
9.75%, 09/15/2010	1,685,000	1,146,304
General Electric Capital Corp.:
5.625%, 05/01/2018	1,180,000	973,111
5.875%, 01/14/2038	2,505,000	1,791,992
6.15%, 08/07/2037	520,000	383,431
General Motors Acceptance Corp., LLC:
5.85%, 01/14/2009 ρ	1,135,000	1,054,720
6.875%, 09/15/2011	155,000	90,827
6.875%, 08/28/2012	10,055,000	5,507,053
7.75%, 01/19/2010	1,930,000	1,445,921
8.00%, 11/01/2031	4,255,000	1,931,983
FRN, 4.05%, 05/15/2009	4,615,000	4,022,065
International Lease Finance Corp.:
4.375%, 11/01/2009	295,000	248,133
4.75%, 07/01/2009	335,000	295,649
4.75%, 01/13/2012	220,000	144,392

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
International Lease Finance Corp.:
4.875%, 09/01/2010	$670,000	$469,356
5.00%, 04/15/2010	40,000	29,684
5.125%, 11/01/2010	55,000	37,872
5.75%, 06/15/2011	551,000	377,756
6.375%, 03/15/2009	437,000	398,268
Sprint Capital Corp., 6.875%, 11/15/2028	4,200,000	2,461,943

		33,862,564

Diversified Financial Services 0.8%
Citigroup, Inc., 6.50%, 08/19/2013	1,025,000	972,634
Leucadia National Corp., 8.125%, 09/15/2015	2,560,000	2,278,400

		3,251,034

Real Estate Investment Trusts (REITs) 1.0%
Host Marriott Corp.:
7.125%, 11/01/2013	775,000	612,250
Ser. Q, 6.75%, 06/01/2016	765,000	558,450
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	2,840,000	2,371,400
Ventas, Inc., 7.125%, 06/01/2015	980,000	852,600

		4,394,700

Thrifts & Mortgage Finance 1.5%
Residential Capital, LLC:
8.50%, 05/15/2010 144A	3,925,000	1,923,250
9.625%, 05/15/2015 144A	3,700,000	943,500
Step Bond:
8.125%, 11/21/2008 ††	2,100,000	1,953,000
8.375%, 06/30/2010 ††	6,330,000	1,392,600

		6,212,350

HEALTH CARE 2.4%
Health Care Equipment & Supplies 0.2%
Biomet, Inc., 11.625%, 10/15/2017	685,000	599,375

Health Care Providers & Services 2.2%
HCA, Inc.:
8.75%, 09/01/2010	1,435,000	1,269,975
9.25%, 11/15/2016	5,290,000	4,509,725
Humana, Inc., 7.20%, 06/15/2018	1,430,000	1,144,333
Omnicare, Inc., 6.125%, 06/01/2013	2,595,000	2,140,875
Symbion, Inc., 11.00%, 08/23/2015 144A	410,443	252,423

		9,317,331

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 7.2%
Aerospace & Defense 3.7%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	$940,000	$780,200
DAE Aviation Holdings, 11.25%, 08/01/2015 144A	50,000	37,750
DRS Technologies, Inc.:
6.625%, 02/01/2016	1,420,000	1,412,900
7.625%, 02/01/2018	295,000	293,525
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	11,175,000	9,219,375
6.375%, 10/15/2015	2,305,000	1,924,675
Sequa Corp.:
11.75%, 12/01/2015 144A	50,000	31,250
13.50%, 12/01/2015 144A	356,493	204,984
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011	2,260,000	1,706,300

		15,610,959

Building Products 0.1%
Ply Gem Industries, Inc., 11.75%, 06/15/2013 144A	520,000	345,800

Commercial Services & Supplies 1.8%
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	2,005,000	1,513,775
9.25%, 05/01/2021	2,935,000	2,773,575
Geo Group, Inc., 8.25%, 07/15/2013	150,000	132,000
Mobile Mini, Inc., 6.875%, 05/01/2015	1,630,000	1,181,750
Toll Corp., 8.25%, 02/01/2011	2,545,000	2,214,150

		7,815,250

Machinery 0.9%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	6,050,000	3,902,250

Road & Rail 0.5%
CSX Corp., 8.375%, 10/15/2014	995,000	999,884
Kansas City Southern, 7.50%, 06/15/2009	1,060,000	1,022,900

		2,022,784

Trading Companies & Distributors 0.2%
Neff Corp., 10.00%, 06/01/2015	105,000	19,425
United Rentals, Inc., 6.50%, 02/15/2012	1,180,000	831,900

		851,325

INFORMATION TECHNOLOGY 2.3%
Communications Equipment 0.3%
EchoStar Corp.:
6.625%, 10/01/2014	580,000	466,900
7.125%, 02/01/2016	285,000	230,137
7.75%, 05/31/2015	610,000	498,675

		1,195,712

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 1.2%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	$690,000	$617,550
Jabil Circuit, Inc., 8.25%, 03/15/2018	5,850,000	4,475,250

		5,092,800

IT Services 0.6%
ipayment, Inc., 9.75%, 05/15/2014	1,235,000	932,425
Lender Processing Services, Inc., 8.125%, 07/01/2016	830,000	713,800
Unisys Corp., 6.875%, 03/15/2010	1,295,000	1,005,244

		2,651,469

Semiconductors & Semiconductor Equipment 0.2%
Freescale Semiconductor, Inc., 9.125%, 12/15/2014	410,000	151,700
Spansion, Inc., FRN, 5.94%, 06/01/2013 144A	2,855,000	628,100

		779,800

MATERIALS 7.3%
Chemicals 2.9%
Airgas, Inc., 7.125%, 10/01/2018 144A	50,000	41,375
ARCO Chemical Co.:
9.80%, 02/01/2020	3,365,000	1,598,375
10.25%, 11/01/2010	240,000	224,400
Huntsman, LLC:
7.375%, 01/01/2015	415,000	363,125
11.625%, 10/15/2010	1,685,000	1,672,363
Koppers Holdings, Inc.:
9.875%, 10/15/2013	292,000	264,260
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	2,695,000	2,169,475
MacDermid, Inc., 9.50%, 04/15/2017 144A	1,516,000	811,060
Millenium America, Inc., 7.625%, 11/15/2026	2,740,000	561,700
Momentive Performance Materials, Inc., 10.125%, 12/01/2014	3,005,000	1,457,425
Mosaic Co.:
7.30%, 01/15/2028	1,455,000	1,039,277
7.625%, 12/01/2016 144A	1,820,000	1,591,634
Tronox Worldwide, LLC, 9.50%, 12/01/2012	3,036,000	683,100

		12,477,569

Construction Materials 1.0%
CPG International, Inc.:
10.50%, 07/01/2013	3,920,000	2,548,000
FRN, 9.90%, 07/01/2012	835,000	538,575
CRH America, Inc., 8.125%, 07/15/2018	570,000	469,098
Texas Industries, Inc., 7.25%, 07/15/2013 144A	650,000	513,500

		4,069,173

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 1.4%
Berry Plastics Holdings Corp., 8.875%, 09/15/2014	$568,000	$298,200
Exopack Holding Corp., 11.25%, 02/01/2014	3,780,000	2,929,500
Graham Packaging Co., 8.50%, 10/15/2012	1,595,000	1,172,325
Graphic Packaging International, Inc., 8.50%, 08/15/2011	2,115,000	1,776,600

		6,176,625

Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	610,000	488,565
8.375%, 04/01/2017	3,525,000	2,770,953
Indalex Holdings Corp., 11.50%, 02/01/2014	2,605,000	846,625

		4,106,143

Paper & Forest Products 1.0%
Georgia Pacific Corp., 8.125%, 05/15/2011	620,000	527,000
International Paper Co., 7.95%, 06/15/2018	2,870,000	2,328,035
Verso Paper Holdings, LLC:
9.125%, 08/01/2014	750,000	401,250
11.375%, 08/01/2016	2,087,000	845,235

		4,101,520

TELECOMMUNICATION SERVICES 3.6%
Diversified Telecommunication Services 1.5%
Citizens Communications Co., 7.875%, 01/15/2027	1,190,000	600,950
Qwest Corp.:
6.50%, 06/01/2017	1,200,000	864,000
7.50%, 06/15/2023	810,000	526,500
7.875%, 09/01/2011	3,380,000	2,949,050
8.875%, 03/15/2012	1,155,000	1,016,400
West Corp., 9.50%, 10/15/2014	595,000	327,250

		6,284,150

Wireless Telecommunication Services 2.1%
Centennial Communications Corp., 8.125%, 02/01/2014	2,685,000	2,309,100
Cricket Communications, Inc., 9.375%, 11/01/2014	1,560,000	1,275,300
MetroPCS Communications, Inc., 9.25%, 11/01/2014	2,765,000	2,315,687
Nextel Communications, Inc., Ser. E, 6.875%, 10/31/2013	1,325,000	764,700
Sprint Nextel Corp.:
6.90%, 05/01/2019	555,000	391,923
Ser. D, 7.375%, 08/01/2015	3,295,000	1,813,199

		8,869,909

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES 7.7%
Electric Utilities 7.5%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	$3,555,000	$3,270,600
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	7,512,000	7,367,071
CMS Energy Corp., 8.50%, 04/15/2011	355,000	340,551
Energy Future Holdings Corp.:
10.875%, 11/01/2017 144A	2,325,000	1,801,875
11.25%, 11/01/2017 144A	1,670,000	1,052,100
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	1,115,567	992,855
Mirant North America, LLC, 7.375%, 12/31/2013	4,380,000	3,848,925
NRG Energy, Inc., 7.375%, 02/01/2016	3,730,000	3,226,450
Orion Power Holdings, Inc., 12.00%, 05/01/2010	4,334,000	4,203,980
Public Service Company of New Mexico, 7.95%, 04/01/2015	435,000	355,456
Reliant Energy, Inc.:
6.75%, 12/15/2014	5,401,000	4,732,626
7.625%, 06/15/2014	435,000	337,125
7.875%, 06/15/2017	115,000	88,550
Texas Competitive Electric Holdings Co., LLC, 10.50%, 11/01/2016 144A	50,000	31,500

		31,649,664

Independent Power Producers & Energy Traders 0.1%
AES Corp., 8.00%, 06/01/2020 144A	845,000	625,300
Dynegy Holdings, Inc., 7.50%, 06/01/2015	50,000	36,750

		662,050

Multi-Utilities 0.1%
PNM Resources, Inc., 9.25%, 05/15/2015	435,000	363,225

Total Corporate Bonds (cost $371,580,489)		267,537,066

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 1.9%
FIXED-RATE 0.4%
Countrywide Alternative Loan Trust, Inc., Ser. 2005-50CB, Class 1A1, 5.50%, 11/25/2035	755,473	501,504
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class AM, 5.87%, 08/10/2017	1,755,000	1,068,811

		1,570,315

FLOATING-RATE 1.5%
American Home Mtge. Assets:
Ser. 2006-2, Class 1A1, 3.625%, 09/25/2046	3,916,359	2,069,122
Ser. 2007-1, Class A1, 3.37%, 02/25/2047	831,840	390,798
Lehman XS Trust, Ser. 2006-18N, Class A5A, 3.43%, 12/25/2036	4,550,000	2,404,393

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
MASTR Reperforming Loan Trust, Ser. 2006-OA2, Class 4A1B, 4.06%, 12/25/2046	$1,693,488	$756,835
Washington Mutual, Inc. Mtge. Pass-Through Cert., Ser. 2006-AR09, Class 2A, 3.51%, 11/25/2046	1,515,759	700,373

		6,321,521

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $10,291,869)		7,891,836

YANKEE OBLIGATIONS – CORPORATE 9.7%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018 144A	95,000	84,787

ENERGY 2.8%
Energy Equipment & Services 0.7%
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	4,190,000	2,933,000

Oil, Gas & Consumable Fuels 2.1%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	1,675,000	1,180,875
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016	1,570,000	635,494
9.50%, 12/01/2016 144A	9,995,000	4,147,925
OPTI Canada, Inc.:
7.875%, 12/15/2014	4,245,000	2,568,225
8.25%, 12/15/2014	535,000	321,000

		8,853,519

FINANCIALS 1.6%
Consumer Finance 0.3%
Avago Technologies Finance, Ltd., FRN, 8.31%, 06/01/2013	1,080,000	924,750
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A	700,000	472,500
Virgin Media Finance plc, 8.75%, 04/15/2014	55,000	38,775

		1,436,025

Diversified Financial Services 1.3%
FMG Finance Property, Ltd., 10.625%, 09/01/2016 144A	5,050,000	3,484,500
Preferred Term Securities XII, Ltd., FRN, 7.93%, 12/24/2033 +	720,000	8,619
Ship Finance International, Ltd., 8.50%, 12/15/2013	2,345,000	1,867,206

		5,360,325

INDUSTRIALS 1.3%
Road & Rail 1.3%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	3,425,000	2,697,187
9.375%, 05/01/2012	3,416,000	2,903,600

		5,600,787

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
INFORMATION TECHNOLOGY 0.6%
Communications Equipment 0.6%
Nortel Networks Corp.:
10.75%, 07/15/2016 144A	$4,290,000	$2,284,425
FRN, 9.00%, 07/15/2011	665,000	364,087

		2,648,512

MATERIALS 1.7%
Metals & Mining 1.6%
Evraz Group SA:
8.25%, 11/10/2015 144A	540,000	229,500
8.875%, 04/24/2013 144A	195,000	84,825
9.50%, 04/24/2018 144A	2,420,000	1,028,500
Novelis, Inc., 7.25%, 02/15/2015	5,720,000	3,861,000
Vedanta Resource plc, 9.50%, 07/18/2018 144A	3,015,000	1,341,675

		6,545,500

Paper & Forest Products 0.1%
Cascades, Inc., 7.25%, 02/15/2013	1,085,000	607,600

TELECOMMUNICATION SERVICES 1.7%
Wireless Telecommunication Services 1.7%
Inmarsat, plc, Sr. Disc. Note, Step Bond, 0.00%, 11/15/2012 †	1,690,000	1,352,000
Intelsat, Ltd.:
8.50%, 04/15/2013 144A	2,160,000	1,890,000
8.875%, 01/15/2015 144A	1,511,000	1,291,905
Telesat Canada, Inc., 11.00%, 11/01/2015 144A	1,920,000	1,123,200
Vimpel Communications:
8.375%, 04/30/2013 144A	50,000	30,024
9.125%, 04/30/2018 144A	2,955,000	1,528,746

		7,215,875

Total Yankee Obligations – Corporate (cost $63,035,702)		41,285,930

	Shares	Value

COMMON STOCKS 0.6%
ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%
Alpha Natural Resources, Inc. *	9,367	335,058
Chesapeake Energy Corp.	10,689	234,837
Frontier Oil Corp.	11,391	150,475

		720,370

INDUSTRIALS 0.1%
Construction & Engineering 0.1%
KBR, Inc.	19,695	292,274

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.0%
Cisco Systems, Inc. *	11,626	$206,594

Electronic Equipment & Instruments 0.0%
Jabil Circuit, Inc.	16,347	137,478

Software 0.1%
Microsoft Corp.	14,095	314,742

MATERIALS 0.2%
Chemicals 0.1%
Mosaic Co.	7,086	279,259

Metals & Mining 0.1%
AK Steel Holding Corp.	25,275	351,828
Freeport-McMoRan Copper & Gold, Inc.	10,652	309,973

		661,801

TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunication Services 0.0%
Sprint Nextel Corp.	27,769	86,917

Total Common Stocks (cost $3,466,828)		2,699,435

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 02/15/2010 * + ☐ (cost $318,090)	1,500	0

CLOSED END MUTUAL FUND SHARES 9.2%
BlackRock Corporate High Yield Fund V, Inc.	200,134	1,408,943
BlackRock High Income Shares	820,763	1,083,407
BlackRock Limited Duration Income Trust	214,528	2,437,038
Credit Suisse Asset Management Income Fund, Inc.	821,909	2,005,458
Dreyfus High Yield Strategies Fund	1,953,432	4,864,046
DWS High Income Trust	408,428	1,168,104
DWS Multi-Market Income Trust	36,391	216,162
DWS Strategic Income Trust	10,472	81,681
Eaton Vance Limited Duration Income Trust	491,466	5,189,881
ING Prime Rate Trust	1,367,504	5,182,840
LMP Corporate Loan Fund, Inc.	302,267	2,091,688
MFS Multimarket Income Trust	16,038	75,379
Morgan Stanley High Yield Fund, Inc.	174,253	679,587
New America High Income Fund, Inc.	3,418,173	3,452,355
Nuveen Floating Rate Income Fund	879,185	5,872,956
Prudential High Yield Income Fund, Inc.	344,532	1,057,713
Wellington High Yield Plus Fund, Inc.	477,675	964,903
Western Asset Global High Income Fund, Inc.	134,515	975,234

Total Closed End Mutual Fund Shares (cost $41,073,119)		38,807,375

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.1%
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.1%
Nortel Networks Corp., 2.125%, 04/15/2014 (cost $874,724)	$1,330,000	$472,150

DEPOSITORY SHARES 0.3%
FINANCIALS 0.3%
Bank of America Corp., FRN, 8.00%, 12/29/2049	460,000	344,913
JPMorgan Chase & Co., FRN, 7.90%, 12/31/2049	1,150,000	934,405

Total Depository Shares (cost $1,442,654)		1,279,318

LOANS 7.6%
CONSUMER DISCRETIONARY 3.6%
Fontainebleau Resorts, LLC, N/A, 06/06/2014 <	1,650,929	946,725
Ford Motor Co., FRN, 7.59%, 12/15/2013	2,452,077	1,357,421
General Motors Corp., FRN, 5.80%, 11/29/2013	2,603,376	1,445,576
Greektown Casino, LLC, FRN, 6.25%, 12/03/2012 <	1,216,000	849,996
Idearc, Inc.:
FRN, 5.12%-5.77%, 11/17/2014	1,972,761	798,968
N/A, 11/13/2013 <	220,000	94,063
Ion Media Networks, Inc., FRN, 8.07%, 01/15/2012 <	3,485,000	2,479,508
Metaldyne Corp., FRN:
7.88%, 01/11/2014 <	6,098,187	2,805,166
8.31%-9.07%, 01/11/2012 <	896,792	412,524
Newsday, LLC, 9.75%, 07/15/2013	850,000	704,727
Tower Automotive Holdings, N/A, 07/31/2013 <	342,000	201,223
Tropicana Entertainment, LLC, FRN, 7.25%, 01/03/2012 <	6,905,000	3,176,300

		15,272,197

CONSUMER STAPLES 0.4%
Merisant Co., FRN, 6.30%, 01/11/2010 <	1,782,361	1,650,306

ENERGY 0.5%
Alon Krotz Springs, Inc., FRN, 10.75%, 07/03/2014	685,000	585,497
Saint Acquisition Corp., FRN, 6.06%, 06/05/2014 <	1,555,000	873,397
Semgroup Energy Partners, N/A, 07/20/2012 <	1,110,000	864,778

		2,323,672

FINANCIALS 0.2%
Realogy Corp.:
FRN, 6.50%-6.78%, 09/01/2014	222,165	138,315
N/A, 09/01/2014 <	825,184	513,743

		652,058

INDUSTRIALS 0.8%
Clarke American Corp., FRN, 6.26%-6.38%, 02/28/2014	2,180,648	1,431,945
Neff Corp., FRN, 6.40%, 11/30/2014	4,755,000	2,068,282

		3,500,227

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

	Principal Amount	Value

LOANS continued
INFORMATION TECHNOLOGY 0.1%
Activant Solutions, Inc., FRN:
6.88%, 05/02/2013	$461,139	$302,009
6.06%-6.25%, 05/02/2013	432,639	281,782

		583,791

MATERIALS 2.0%
Abitibi Consolidated Co. of Canada, FRN, 11.75%, 03/31/2009	2,381,877	2,024,619
Boise Paper Holdings, LLC, FRN, 10.50%-11.00%, 02/15/2015	465,000	363,532
Georgia Pacific Corp., N/A, 12/22/2012 <	495,000	411,157
Graham Packaging Co., N/A, 10/07/2011 <	605,000	475,700
Lyondell Chemical Co., FRN, 8.04%, 12/20/2014	8,418,847	5,062,758

		8,337,766

Total Loans (cost $44,899,741)		32,320,017

	Shares	Value

SHORT-TERM INVESTMENTS 1.8%
MUTUAL FUND SHARES 1.8%
Evergreen Institutional Money Market Fund, Class I, 3.21% q ø ##	7,731,042	7,731,042
Navigator Prime Portfolio, 2.71% § ρρ	1,463,350	1,463,350

Total Short-Term Investments (cost $9,194,392)		9,194,392

Total Investments (cost $548,587,310) 94.9%		403,714,451
Other Assets and Liabilities 5.1%		20,168,930

Net Assets 100.0%		$423,883,381

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2008 (unaudited)

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

ρ	All or a portion of this security is on loan.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.
††	The rate shown is the stated rate at the current period end.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

+	Security is deemed illiquid.
*	Non-income producing security
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
FRN	Floating Rate Note
MASTR	Mortgage Asset Securitization Transactions, Inc.

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2008*:

AAA	14.0%
AA	1.1%
A	1.5%
BBB	5.5%
BB	31.5%
B	35.7%
CCC	7.8%
NR	2.9%

100.0%

The following table shows the percent of total investments based on effective maturity as of October 31, 2008*:

Less than 1 year	16.3%
1 to 3 year(s)	15.3%
3 to 5 years	16.6%
5 to 10 years	45.6%
10 to 20 years	3.3%
20 to 30 years	2.3%
Greater than 30 years	0.6%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008 (unaudited)

Assets
Investments in securities, at value (cost $540,856,268) including $1,419,527 of securities loaned	$395,983,409
Investments in affiliated money market fund, at value (cost $7,731,042)	7,731,042

Total investments	403,714,451
Cash	704,209
Segregated cash	510,000
Receivable for securities sold	8,953,161
Receivable for Fund shares sold	15,360,139
Interest receivable	12,417,682
Receivable for securities lending income	173
Unrealized gains on credit default swap transactions	282,441
Prepaid expenses and other assets	102,714

Total assets	442,044,970

Liabilities
Dividends payable	1,761,189
Payable for securities purchased	13,181,164
Payable for Fund shares redeemed	935,430
Unrealized losses on credit default swap transactions	291,349
Premiums received on credit default swap transactions	357,106
Payable for securities on loan	1,463,350
Advisory fee payable	4,233
Distribution Plan expenses payable	15,477
Due to other related parties	8,117
Accrued expenses and other liabilities	144,174

Total liabilities	18,161,589

Net assets	$423,883,381

Net assets represented by
Paid-in capital	$731,732,855
Undistributed net investment income	973,015
Accumulated net realized losses on investments	(163,943,919)
Net unrealized losses on investments	(144,878,570)

Total net assets	$423,883,381

Net assets consists of
Class A	$186,764,060
Class B	64,927,490
Class C	76,970,902
Class I	95,220,929

Total net assets	$423,883,381

Shares outstanding (unlimited number of shares authorized)
Class A	81,184,728
Class B	28,222,527
Class C	33,457,352
Class I	41,393,954

Net asset value per share
Class A	$2.30
Class A — Offering price (based on sales charge of 4.75%)	$2.41
Class B	$2.30
Class C	$2.30
Class I	$2.30

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2008 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $4,268)	$24,607,752
Dividends	441,672
Income from affiliate	180,169

Total investment income	25,229,593

Expenses
Advisory fee	1,256,362
Distribution Plan expenses
Class A	306,824
Class B	476,304
Class C	537,761
Administrative services fee	244,358
Transfer agent fees	511,824
Trustees’ fees and expenses	4,710
Printing and postage expenses	45,248
Custodian and accounting fees	128,556
Registration and filing fees	37,042
Professional fees	37,417
Interest expense	301
Other	6,266

Total expenses	3,592,973
Less: Expense reductions	(7,390)
Fee waivers	(196,206)

Net expenses	3,389,377

Net investment income	21,840,216

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(35,249,512)
Foreign currency related transactions	(86,936)
Credit default swap transactions	134,994

Net realized losses on investments	(35,201,454)
Net change in unrealized gains or losses on investments	(111,931,646)

Net realized and unrealized gains or losses on investments	(147,133,100)

Net decrease in net assets resulting from operations	$(125,292,884)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2008 (unaudited)		Year Ended April 30, 2008

Operations
Net investment income		$21,840,216		$43,984,598
Net realized losses on investments		(35,201,454)		(5,430,704)
Net change in unrealized gains or losses on investments		(111,931,646)		(48,995,205)

Net decrease in net assets resulting from operations		(125,292,884)		(10,441,311)

Distributions to shareholders from
Net investment income
Class A		(10,425,933)		(21,361,094)
Class B		(3,677,047)		(8,349,395)
Class C		(4,160,412)		(8,933,701)
Class I		(1,887,550)		(2,478,761)

Total distributions to shareholders		(20,150,942)		(41,122,951)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,054,032	5,931,224	12,599,402	40,291,644
Class B	458,149	1,309,538	1,910,604	6,190,668
Class C	888,487	2,587,365	2,426,301	7,745,868
Class I	8,698,687	21,023,768	7,743,024	26,003,845

		30,851,895		80,232,025

Net asset value of shares issued in reinvestment of distributions
Class A	2,421,986	6,810,634	4,412,555	14,183,006
Class B	648,549	1,824,754	1,242,980	3,995,001
Class C	764,260	2,148,151	1,440,882	4,631,294
Class I	320,204	830,247	267,966	864,515

		11,613,786		23,673,816

Automatic conversion of Class B shares to Class A shares
Class A	1,039,859	2,942,277	1,175,830	3,743,609
Class B	(1,039,859)	(2,942,277)	(1,175,830)	(3,743,609)

		0		0

Payment for shares redeemed
Class A	(15,265,108)	(43,681,647)	(30,235,841)	(97,809,031)
Class B	(6,473,295)	(17,963,026)	(11,623,756)	(37,443,587)
Class C	(6,120,051)	(16,921,123)	(13,549,920)	(43,714,958)
Class I	(4,515,165)	(12,041,727)	(7,767,528)	(25,028,336)

		(90,607,523)		(203,995,912)

Net asset value of shares issued in acquisition
Class A	4,382,230	12,467,016	0	0
Class I	28,665,483	81,550,002	0	0

		94,017,018		0

Net increase (decrease) in net assets resulting from capital share transactions		45,875,176		(100,090,071)

Total decrease in net assets		(99,568,650)		(151,654,333)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended October 31, 2008 (unaudited)	Year Ended April 30, 2008

Net assets
Beginning of period	$523,452,031	$675,106,364

End of period	$423,883,381	$523,452,031

Undistributed (overdistributed) net investment income	$973,015	$(137,343)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen High Income Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

g. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

h. Credit default swaps

The Fund may enter into credit default swap contracts. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index in the event of default or bankruptcy. Under the terms of the swap, one party acts as a guarantor and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. The guarantor agrees to purchase the notional amount of the underlying instrument or index, at par, if a credit event occurs during the term of the swap. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. As guarantor, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As counterparty, the Fund could be exposed to risks if the guarantor defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

i. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

j. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48.

k. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

l. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. For the six months ended October 31, 2008, the advisory fee was equivalent to 0.51% of the Fund’s average daily net assets (on an annualized basis).

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreement, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended October 31, 2008, EIMC contractually waived its advisory fee in the amount of $196,206.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets (on an annualized basis).

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended October 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.21% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended October 31, 2008, the Fund paid brokerage commissions of $735 to Wachovia Securities, LLC.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the six months ended October 31, 2008, EIS received $6,730 from the sale of Class A shares and $16,870, $120,539 and $2,488 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on September 19, 2008, the Fund acquired the net assets of Evergreen Select High Yield Bond Fund in a tax-free exchange for Class A and Class I shares of the Fund. Shares were issued to Class A and Class I shareholders of Evergreen Select High Yield Bond Fund at an exchange ratio of 2.80 and 2.80 for Class A and Class I shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $10,172,035. The aggregate net assets of the Fund and Evergreen Select High Yield Bond Fund immediately prior to the acquisition were $440,185,205 and $94,017,018, respectively. The aggregate net assets of the Fund immediately after the acquisition were $534,202,223.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $291,726,484 and $337,294,395, respectively, for the six months ended October 31, 2008.

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$51,465,902	$0
Level 2 – Other Significant Observable Inputs	352,248,549	(8,908)
Level 3 – Significant Unobservable Inputs	0	0

Total	$403,714,451	$(8,908)

*	Other financial instruments include swap contracts.

As of October 31, 2008, the Fund had unfunded loan commitments of $9,933,929.

During the six months ended October 31, 2008, the Fund loaned securities to certain brokers and earned $68,486 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At October 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $1,419,527 and $1,463,350, respectively.

At October 31, 2008, the Fund had the following credit default swap contracts outstanding:

Expiration	Counterparty	Reference Debt Obligation/ Index	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Unrealized Gain (Loss)

6/20/2013	Bank of America	LCDX.NA.10, 06/13/2018	$220,000	3.25%	Quarterly	$12,837
12/20/2013	Deutsche Bank	Expedia, Inc., 7.46%, 08/01/2018	1,070,000	3.50%	Quarterly	51,063
12/20/2013	UBS	Motorola, Inc., 6.50%, 09/01/2025	670,000	2.58%	Quarterly	26,669
12/20/2013	CitiBank	GE Capital, 6.00%, 06/15/2012	225,000	4.90%	Quarterly	(17,004)
12/20/2013	CitiBank	GE Capital, 6.00%, 06/15/2012	655,000	6.65%	Quarterly	32,244

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Expiration	Counterparty	Reference Debt Obligation/ Index	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Unrealized Gain (Loss)

9/20/2013	Deutsche Bank	GE, 4.25%, 05/15/2011	$430,000	4.00%	Quarterly	$(20,335)
12/20/2013	Goldman Sachs	Humana, Inc., 6.30%, 12/22/2008	1,060,000	3.75%	Quarterly	(41,962)
12/20/2013	Goldman Sachs	Sun Microsystem, Inc., 0.75%, 02/01/2014	1,135,000	1.55%	Quarterly	(5,659)
12/20/2013	JPMorgan	Expedia, Inc., 7.46%, 08/01/2018	625,000	5.35%	Quarterly	(17,296)
12/20/2013	UBS	Motorola, Inc., 6.50%, 09/01/2025	250,000	3.07%	Quarterly	4,947
12/20/2013	Goldman Sachs	GE Capital, 6.00%, 06/15/2012	545,000	4.50%	Quarterly	(15,975)
12/20/2013	UBS	Motorola, Inc., 6.50%, 09/01/2025	780,000	2.55%	Quarterly	32,051
12/20/2013	UBS	Pulte, Inc., 5.25%, 01/15/2014	735,000	2.43%	Quarterly	37,732
12/20/2013	UBS	Pulte, Inc., 5.25%, 01/15/2014	1,280,000	2.45%	Quarterly	84,898
12/13/2049	CitiBank	Markit CMBX North America AJ.3 Index	505,000	1.47%	Monthly	(59,488)
12/13/2049	Deutsche Bank	Markit CMBX North America AJ.3 Index	270,000	1.47%	Monthly	(40,534)
12/13/2049	Goldman Sachs	Markit CMBX North America AJ.3 Index	620,000	1.47%	Monthly	(73,096)

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $552,393,975. The gross unrealized appreciation and depreciation on securities based on tax cost was $0 and $148,679,524, respectively, with a net unrealized depreciation of $148,679,524.

As of April 30, 2008, the Fund had $118,191,291 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2009	2010	2011	2014	2015

$38,451,200	$57,513,490	$15,936,101	$1,353,885	$4,936,615

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital and currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2008, the Fund incurred and elected to defer post-October capital and currency losses of $9,272,466 and $192, respectively.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended October 31, 2008, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

During the six months ended October 31, 2008, the Fund had average borrowings outstanding of $15,600 (on an annualized basis) at an average rate of 1.93% and paid interest of $301.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen High Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisor, and Keil provided. The Trustees formed small groups to review individual funds in greater detail.

ADDITIONAL INFORMATION (unaudited) continued

In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a

ADDITIONAL INFORMATION (unaudited) continued

number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrange-

ADDITIONAL INFORMATION (unaudited) continued

ments, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within

ADDITIONAL INFORMATION (unaudited) continued

the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and ten-year periods ended December 31, 2007, the Fund’s Class B shares (the Fund’s oldest share class) had underperformed the Fund’s benchmark index, the Merrill Lynch High-Yield Master Index, and had outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three- and five-year periods ended December 31, 2007, the Fund’s Class B shares had underperformed the Fund’s benchmark index and performed in the fifth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that changes to the Fund’s portfolio management team had recently been implemented and that the new team’s performance record with the Fund may be too short to draw definitive conclusions; however, the Trustees noted that the Fund’s relative performance had improved since the change in the team.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management

ADDITIONAL INFORMATION (unaudited) continued

fee was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

564355 rv6 12/2008

Evergreen Institutional Mortgage Portfolio

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
8	SCHEDULE OF INVESTMENTS
9	STATEMENT OF ASSETS AND LIABILITIES
10	STATEMENT OF OPERATIONS
11	STATEMENTS OF CHANGES IN NET ASSETS
12	NOTES TO FINANCIAL STATEMENTS
20	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Institutional Mortgage Portfolio for the six-month period ended October 31, 2008 (the “period”).

World capital markets experienced unprecedented volatility in the final weeks of the period. Further evidence of deteriorating conditions in the global economy combined with uncertainty about government policy responses to cause stock and corporate bond valuations to plummet in both domestic and foreign markets. During October 2008, the final month of the period, the U.S. equity market experienced its worst one-month loss in more than 20 years, with the S&P 500® Index dropping by almost 17%. High yield corporate bonds performed almost as poorly. In contrast, U.S. Treasuries gathered strength, as safety-conscious investors appeared willing to accept yields that sometimes fell below 1%. The flight to quality extended to capital markets beyond the United States. Foreign sovereign government securities in industrialized nations held up relatively well, but international stock indexes declined by as much as 20% during October 2008 and the values of emerging market debt and foreign high yield corporate bonds also sank. Signs of global recession, meanwhile, continued to pressure commodities, while the prices of gold and the U.S. dollar strengthened.

Economic news grew steadily worse during the period, prompting major governments and central banks to search for new ways to intervene to re-stimulate growth. After months of deceleration, the U.S. economy finally contracted in the third quarter of 2008. Real Gross Domestic Product (“GDP”) fell by 0.5%, with consumer spending recording its greatest drop in three decades. News was hardly better overseas. The European Union’s economic analysis bureau reported that the economy of the 15-nation Eurozone slipped into recession during the third quarter of 2008, with GDP falling by 0.2%. Outside of major developed economies, signs of economic slowing appeared in even the fastest-growing economies. In China, the central government announced a major fiscal program to stimulate growth while the central bank cut interest rates by one-half of a percentage point. Even after the period ended, evidence of further economic deterioration only continued. U.S. retail sales plummeted and durable goods orders sank, while new unemployment claims reached a 16-year high in mid-November 2008. Faced with widening evidence of economic deterioration, the central banks in the U.S. and other major industrialized nations injected added liquidity into the markets. In the U.S., the overnight bank lending rate stood at just 1.00% after the Federal Reserve Board (the “Fed”) slashed the fed funds rate to 1.00%. In November 2008, the federal government provided U.S.-based Citigroup with a second massive

1

LETTER TO SHAREHOLDERS continued

capital infusion and moved to guarantee the financial services giant against most losses on up to $300 billion in troubled investments. Later, the Fed and the Treasury Department moved to inject more cash into the credit system by announcing plans to buy up to $800 billion in securities backed by mortgages or consumer loans. At the same time, concerns grew about the faltering domestic automotive industry. Against this backdrop, President-elect Barack Obama announced his new economic team and began outlining additional plans to revive the U.S. economy.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a rapidly changing market environment. The teams supervising Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Institutional Mortgage Portfolio focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the managers of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period of growing risk aversion.

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of October 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Managers:

Robert A. Calhoun, CFA; Christoper Y. Kauffman, CFA^; Todd C. Kuimjian, CFA

^Effective September 2, 2008, Mr. Kauffman became a portfolio manager of the fund.

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2008.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 6/19/2002

Class inception date	Class I 6/19/2002

Nasdaq symbol	EMSFX

6-month return	-20.11%

Average annual return

1-year	-21.66%

5-year	-1.52%

Since portfolio inception	-0.19%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please go to EvergreenInvestments.com/fundperformance. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The advisor is reimbursing the fund for a portion of other expenses. Had expenses not been reimbursed, returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) and through special arrangements entered into on behalf of Evergreen funds with certain financial services firms.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

4

FUND AT A GLANCE continued

Comparison of a $1,000,000 investment in the Evergreen Institutional Mortgage Portfolio Class I shares versus a similar investment in the Merrill Lynch Mortgage Master Index† (MLMMI) and the Consumer Price Index (CPI).

The MLMMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates. A high rate of defaults on the mortgages held by a mortgage pool may limit the pool’s ability to make payments to the fund if the fund holds securities that are subordinate to other interest in the same mortgage pool; the risk of such defaults is generally higher in mortgage pools that include subprime mortgages.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

† Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of October 31, 2008, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period*

Actual
Class I	$1,000.00	$ 798.89	$0.91
Hypothetical
(5% return before expenses)
Class I	$1,000.00	$1,024.20	$1.02

*	Expenses are equal to the Fund’s annualized expense ratio (0.20% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2008 (unaudited)	Year Ended April 30,

CLASS I		2008	2007	2006	2005	2004

Net asset value, beginning of period	$9.30	$9.78	$9.57	$9.89	$9.89	$10.18

Income from investment operations
Net investment income (loss)	0.23 [1]	0.49	0.48	0.43	0.35	0.35
Net realized and unrealized gains or losses on investments	(2.07)	(0.47)	0.22	(0.29)	0.10	(0.18)

Total from investment operations	(1.84)	0.02	0.70	0.14	0.45	0.17

Distributions to shareholders from
Net investment income	(0.23)	(0.30)	(0.49)	(0.46)	(0.45)	(0.45)
Net realized gains	0	0	0	0	0	(0.01)
Tax basis return of capital	0	(0.20)	0	0	0	0

Total distributions to shareholders	(0.23)	(0.50)	(0.49)	(0.46)	(0.45)	(0.46)

Net asset value, end of period	$7.23	$9.30	$9.78	$9.57	$9.89	$9.89

Total return	(20.11)%	0.14%	7.51%	1.45%	4.66%	1.63%

Ratios and supplemental data
Net assets, end of period (thousands)	$18,996	$51,981	$62,263	$58,552	$45,997	$48,032
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.20%[2]	0.20%	0.20%	0.20%	0.20%	0.20%
Expenses excluding waivers/reimbursements and expense reductions	0.36%[2]	0.23%	0.23%	0.21%	0.24%	0.28%
Net investment income (loss)	5.12%[2]	5.09%	4.97%	4.37%	3.44%	3.33%
Portfolio turnover rate	194%[3]	400%[3]	131%	121%	177%	327%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Annualized
3	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS

October 31, 2008 (unaudited)

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 84.7%
FIXED-RATE 84.7%
FHLMC 30 year:
5.00%, TBA #	$4,775,000	$4,519,089
5.50%, TBA #	2,215,000	2,160,664
FNMA:
4.50%, 04/01/2019	290,729	278,392
5.78%, 11/01/2011	763,774	778,592
FNMA 15 year:
4.50%, TBA #	7,235,000	6,886,816
5.00%, TBA #	500,000	488,828
5.50%, TBA #	980,000	977,090

Total Agency Mortgage-Backed Pass Through Securities (cost $16,489,195)		16,089,471

	Shares	Value

SHORT-TERM INVESTMENTS 98.9%
MUTUAL FUND SHARES 98.9%
Evergreen Institutional Money Market Fund, Class I, 3.21% q ø ## (cost $18,780,723)	18,780,723	18,780,723

Total Investments (cost $35,269,918) 183.6%		34,870,194
Other Assets and Liabilities (83.6%)		(15,873,882)

Net Assets 100.0%		$18,996,312

#	When-issued or delayed delivery security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2008*:

AAA	100%

The following table shows the percent of total investments based on effective maturity as of October 31, 2008*:

Less than 1 year	15.0%
1 to 3 year(s)	4.2%
3 to 5 years	1.5%
5 to 10 years	79.3%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008 (unaudited)

Assets
Investments in securities, at value (cost $16,489,195)	$16,089,471
Investments in affiliated money market fund, at value (cost $18,780,723)	18,780,723

Total investments	34,870,194
Receivable for securities sold	364,890
Interest receivable	59,723
Receivable from investment advisor	1,001
Prepaid expenses and other assets	6,424

Total assets	35,302,232

Liabilities
Dividends payable	79,463
Payable for securities purchased	16,212,204
Due to related parties	266
Accrued expenses and other liabilities	13,987

Total liabilities	16,305,920

Net assets	$18,996,312

Net assets represented by
Paid-in capital	$29,352,097
Overdistributed net investment income	(339,871)
Accumulated net realized losses on investments	(9,615,879)
Net unrealized losses on investments	(400,035)

Total net assets	$18,996,312

Shares outstanding (unlimited number of shares authorized)
Class I	2,628,228

Net asset value per share
Class I	$7.23

See Notes to Financial Statements

9

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2008 (unaudited)

Investment income
Interest	$899,202
Income from affiliate	95,257
Securities lending	2,966

Total investment income	997,425

Expenses
Administrative services fee	18,764
Transfer agent fees	441
Trustees’ fees and expenses	1,674
Printing and postage expenses	12,862
Custodian and accounting fees	13,190
Registration and filing fees	7,223
Professional fees	13,446
Other	855

Total expenses	68,455
Less: Expense reductions	(206)
Expense reimbursements	(30,720)

Net expenses	37,529

Net investment income	959,896

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities	(7,651,001)
Credit default swap transactions	(308,101)
Total return swap transactions	(394,891)

Net realized losses on investments	(8,353,993)
Net change in unrealized gains or losses on investments	1,216,378

Net realized and unrealized gains or losses on investments	(7,137,615)

Net decrease in net assets resulting from operations	$(6,177,719)

See Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2008 (unaudited)		Year Ended April 30, 2008

Operations
Net investment income		$959,896		$2,810,004
Net realized losses on investments		(8,353,993)		(1,325,391)
Net change in unrealized gains or losses on investments		1,216,378		(1,409,634)

Net increase (decrease) in net assets resulting from operations		(6,177,719)		74,979

Distributions to shareholders from
Net investment income
Class I		(961,196)		(1,755,285)
Tax basis return of capital
Class I		0		(1,113,554)

Total distributions to shareholders		(961,196)		(2,868,839)

	Shares		Shares

Capital share transactions
Proceeds from shares sold	188,414	1,674,747	1,393,615	13,363,533

Net asset value of shares issued in reinvestment of distributions	21,820	184,179	73,555	707,024

Payment for shares redeemed	(3,174,099)	(27,704,992)	(2,239,001)	(21,558,141)

Net decrease in net assets resulting from capital share transactions		(25,846,066)		(7,487,584)

Total decrease in net assets		(32,984,981)		(10,281,444)
Net assets
Beginning of period		51,981,293		62,262,737

End of period		$18,996,312		$51,981,293

Overdistributed net investment income		$(339,871)		$(338,571)

See Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Institutional Mortgage Portfolio (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class I shares. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the

12

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

f. Credit default swaps

The Fund may enter into credit default swap contracts. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index in the event of default or bankruptcy. Under the terms of the swap, one party acts as a guarantor and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. The guarantor agrees to purchase the notional amount of the underlying instrument or index, at par, if a credit event occurs during the term of the swap. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled

13

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

based on that name’s weight in the index. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. As guarantor, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As counterparty, the Fund could be exposed to risks if the guarantor defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

g. Total return swaps

The Fund may enter into total return swap contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48.

14

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

j. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund. The Fund does not pay a fee for the investment advisory service.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo & Company (“Wells Fargo”) and Wachovia announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

From time to time, EIMC may voluntarily or contractually waive and/or reimburse expenses in order to limit operating expenses. During the six months ended October 31, 2008, EIMC voluntarily reimbursed other expenses in the amount of $30,720.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the six months ended October 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets (on an annualized basis).

15

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended October 31, 2008:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$58,389,802	$11,334,113	$67,088,616	$29,545,722

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$18,780,723
Level 2 – Other Significant Observable Inputs	16,089,471
Level 3 – Significant Unobservable Inputs	0

Total	$34,870,194

On October 31, 2008, the aggregate cost of securities for federal income tax purposes was $35,270,438. The gross unrealized appreciation and depreciation on securities based on tax cost was $3,916 and $404,160, respectively, with a net unrealized depreciation of $400,244.

16

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

As of April 30, 2008, the Fund had $1,217,653 in capital loss carryovers for federal income tax purposes expiring as follows:

		Expiration

2012	2013	2014	2015	2016

$512,937	$77,895	$392,403	$213,424	$20,994

5. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended October 31, 2008, the Fund did not participate in the interfund lending program.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

7. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the six months ended October 31, 2008, the Fund had no borrowings.

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits. In addition, certain Evergreen funds, EIMC and certain of EIMC’s affiliates are currently, and may in the future be, subject to regulatory inquiries and investigations.

17

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC and EIS concerning alleged issues surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period .. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guar-

18

NOTES TO FINANCIAL STATEMENTS continued

antee and (3) clarifies the effective date of FAS 161. Management of the Fund does not believe the adoption of this FASB Staff Position will materially impact the financial statement amounts, but will require additional disclosures. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008.

11. SUBSEQUENT EVENT

As of the close of business on December 29, 2008, the Fund was liquidated.

19

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Institutional Mortgage Portfolio; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the Sub-Advisor, and Keil

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ADDITIONAL INFORMATION (unaudited) continued

provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and

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ADDITIONAL INFORMATION (unaudited) continued

quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund

22

ADDITIONAL INFORMATION (unaudited) continued

shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing

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ADDITIONAL INFORMATION (unaudited) continued

functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2007, the Fund’s Class I shares (the Fund’s only share class) had underperformed the Fund’s benchmark index, the Merrill Lynch Mortgage Master Index, and performed in the fiftieth percentile or better of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

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ADDITIONAL INFORMATION (unaudited) continued

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Investment Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses, including EIMC. As a result of this transaction, the funds’ investment advisory and sub-advisory agreements were expected to terminate. Accordingly, on October 20, 2008 the Board of Trustees approved interim investment advisory and sub-advisory agreements for the funds. In approving these interim advisory arrangements, the Trustees noted EIMC’s representation that the scope and quality of the services provided to the funds during the term of the interim contracts would be at least equivalent to the scope and quality of the services provided under the previous advisory agreements and that the terms of the interim agreements are substantially similar to the funds’ previous advisory agreements except that the interim agreements will be in effect for a period of no more than 150 days and certain advisory fees will be placed in escrow until new advisory agreements are approved.

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27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[4] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[5] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[5] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[5] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Fund, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company (“Wells Fargo”). Wells Fargo and Wachovia Corporation announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia Corporation in a whole company transaction that will include the Fund’s investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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571812 rv4 12/2008

Item 2 - Code of Ethics

Not required for this semi-annual filing.

Item 3 - Audit Committee Financial Expert

Not required for this semi-annual filing.

Items 4 – Principal Accountant Fees and Services

Not required for this semi-annual filing.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Fixed Income Trust

By:

W. Douglas Munn Principal Executive Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

W. Douglas Munn Principal Executive Officer

Date: January 8, 2009

By:

Kasey Phillips Principal Financial Officer

Date: January 8, 2009